UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2005

Cass Information Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri

(State or Other Jurisdiction of Incorporation)

2-80070	43-1265338
(Commission File Number)	(IRS Employer Identification No.)

13001 Hollenberg Drive, Bridgeton, Missouri	63044
(Address of Principal Executive Offices)	(Zip Code)

(314) 506-5500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 30, 2005, Government e-Management Solutions, Inc. (“GEMS”), a wholly-owned subsidiary of Cass Information Systems, Inc. (the “Company”) sold its business and assets to Harris Computer Corporation. The transaction was reported by the Company on its Current Report on Form 8-K filed January 4, 2006 (the “Report”). In Item 9.01(b) of the Report, the Company indicated that it would file pro-forma financial information relating to the sale by amendment to the Report. GEMS and its results are reflected as discontinued operations in the Company’s audited financial statements (the “Financial Statements”) included in its Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the Securities and Exchange Commission on March 15, 2006. Because the disposition of the business and assets of GEMS is reflected in the Financial Statements, the Company will not file separate pro-forma financial information by amendment to the Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASS INFORMATION SYSTEMS, INC.
(Registrant)

Date: March 16, 2006	By:	/s/ Eric H. Brunngraber
Vice President-Secretary (Chief Financial and Accounting Officer)